February 8, 2012

Via EDGAR

U.S. Securities and Exchange Commission

100 F St. N.E.

Washington, D.C. 20549

RE:	ING Partners, Inc.

(File  Nos.  333-32575; 811-8319)

Ladies and Gentlemen:

On behalf of ING Partners, Inc., attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information that was updated in the supplement filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended, on January 23, 2012 to ING Davis New York Venture Portfolio. The purpose of this filing is to submit the 497 filing in XBRL for the supplement.

If you have any questions concerning the attached filing, please contact Kim Springer at (480) 477-2674 or the undersigned at (480) 477-2649.

Regards,

/s/ Paul A. Caldarelli

Paul A. Caldarelli

Vice President and Senior Counsel

ING Investment Management – ING Funds

7337 E. Doubletree Ranch Rd.	Tel: 480-477-3000
Scottsdale, AZ 85258-2034	Fax: 480-477-2700
www.ingfunds.com